
                                                                   Exhibit 5(a)

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
                                                                       For Broker/Dealer Use Only

                                                                   Networking No. ___________________
PRUDENTIAL/SM/ PREMIER
NEW YORK VARIABLE ANNUITY APPLICATION FORM                         Annuity No. (If established)
Annuities are issued by Pruco Life Insurance Company of New Jersey
Only for use in NY.                                                __________________________________

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Variable Annuity Customer Service       Regular Mail Delivery             Overnight Service, Certified or
Financial Professionals: 1-888-778-5471 Prudential Annuity Service Center Registered Mail Delivery
Prudential Agents: 1-800-843-4124       P.O. Box 7960                     Prudential Annuity Service Center
8:00AM-7:00PM ET, Monday-Thursday       Philadelphia, PA 19176            2101 Welsh Road
8:00AM-6:00PM ET, Friday                                                  Dresher, PA 19025
www.prudential.com

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PRODUCT                      [_] B SERIES (NY)      [_] L SERIES (NY)      [_] X SERIES (NY)

(A product must be selected) Prudential/SM/ is a servicemark owned by The Prudential Insurance Company of America and is used under license by its affiliates, including Pruco Life Insurance Company of New Jersey (Pruco Life).

                             ---------------------------------------------------------------------------------------------------
                             1. OWNERSHIP INFORMATION

                             A. Type of Ownership

                             [_] Individual    [_] Corporation    [_] Custodian    [_] UTMA/UGMA    [_] Other ________

If the Owner is a Trust,   . Trust:  [_] Grantor  [_] Revocable  [_] Irrevocable  Trust Date ____________________
check appropriate box                                                                        (Month / Day / Year)
and provide Trust date.
                             If the Owner is a Trust, Corporation or Partnership, check one of the three boxes below.

                             [_] Tax-exempt entity as described under sections 501 or 401(a) of the Internal Revenue Code

                             [_] Trust acting as agent for an individual under IRS Code 72(u)

If checked a               . [_] Other (Please specify) _________________________________
Certificate of Entity        Please supply the name, Social Security Number and Date of Birth for all authorized individuals in
Form must be completed       Section 8 of this Application.
and returned with this
application. We will         B. Owner
provide
annual tax reporting         [_] Mr.    [_] Mrs.  [_] Ms.
for the increasing value of
the Annuity.

For an UTMA/UGMA           . Name (First, Middle, Last Name)
use: Name of Custodian
C/F Name of Minor, State     ________________________________________________________________________________
UTMA, e.g., "John Doe
C/F John Doe, Jr., NY        Social Security/Tax I.D. Number      Date of Birth              Gender
UTMA." Provide the
Minor's                      ______________________________      _____________________      [_] M  [_] F
Social Security Number.                                          (Month / Day / Year)

If Owner is a              . [_] U.S. Citizen              [_] Resident Alien               [_] Non-Resident Alien
Non-Resident Alien,                                        Citizen of_____________          Citizen of___________
submit IRS Form
W-8 (BEN, ECI,               Address
EXP or IMY).                 Street Address

                             ________________________________________________________________________________

                             City                                              State    ZIP Code

                             ______________________________________________    _____    _______--____________

                             Telephone Number                E-mail Address (Required for e-Document service)

                             ______________________          _________________________________________________

For Faster Delivery          [_] e-Documents: If checked, I consent to accept documents for my variable Annuity electronically.
                                 E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

                                 I understand that I will receive documents including statements, confirmation, prospectuses and reports electronically until I notify Prudential that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there is no fee charged for paper copies, and I may be charged fees by other parties in connection with using the
                                 e-Document service such as on-line charges.
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                                 Page 1 of 10

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                           1. OWNERSHIP INFORMATION continued

Not available for Trust  . C. Co-Owner
or Corporate Owned
Annuities or Qualified     [_] Check here to designate the Co-Owners as each other's Primary Beneficiary.
Annuities.
                           [_] Mr.        [_] Mrs.        [_] Ms.

                           Name (First, Middle, Last Name)

                           ___________________________________________________________________________________

                           Relationship to Owner

                           ___________________________________________________________________________________

                           Social Security/Tax I.D. Number      Date of Birth              Gender

                           ______________________________      _____________________      [_] M  [_] F
                                                               (Month / Day / Year)

If Co-Owner is a         . [_] U.S. Citizen              [_] Resident Alien               [_] Non-Resident Alien
Non-Resident Alien,                                      Citizen of_____________          Citizen of___________
submit IRS Form W-8
(BEN, ECI, EXP or IMY).    Address

Leave address blank      . Street Address
if it is the same as
the Owner.                 ________________________________________________________________________________

                           City                                              State    ZIP Code

                           ______________________________________________    _____    _______--___________

                           Telephone Number

                           __________________________

Complete this section    . D. Annuitant
only if the Annuitant is
not the Owner.             [_] Mr.        [_] Mrs.        [_] Ms.
Do not use for IRAs.
                           Name (First, Middle, Last Name)
For an UTMA/UGMA,        .
enter the Minor's          ___________________________________________________________________________________
information here.
                           Social Security/Tax I.D. Number      Date of Birth              Gender

                           ______________________________      _____________________      [_] M  [_] F
                                                               (Month / Day / Year)

If Annuitant is a        . [_] U.S. Citizen              [_] Resident Alien               [_] Non-Resident Alien
Non-Resident Alien,                                      Citizen of_____________          Citizen of___________
submit IRS Form W-8
(BEN, ECI, EXP or IMY).    Address

                           Street Address

                           ________________________________________________________________________________

                           City                                              State    ZIP Code

                           ______________________________________________    _____    _______--____________

                           Telephone Number

                           ___________________________
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                                 Page 2 of 10

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                               2. BENEFICIARY INFORMATION

Indicate classifications     . A. Beneficiary
of each Beneficiary.
Percentage of benefit for      If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent
all Primary Beneficiaries      Beneficiaries may be designated below.
must total 100%.

Percentage of benefit for      [_] Primary        [_] Contingent        Percentage of Benefit
all Contingent Beneficiaries                                            ________ %
must total 100%.

Use Section 6 of this          Name (First, Middle, Last Name)
Application to list additional
Beneficiaries. All             ________________________________________________________________________________
required information
must be supplied.              Relationship to Owner

.. For Custodial IRA            ________________________________________________________________________________
accounts, the Custodian
must be listed as the
Beneficiary.

.. For Qualified accounts       Social Security/Tax I.D. Number      Date of Birth              Gender
(Profit Sharing Plan,
401(k), etc.) other than       ______________________________      _____________________      [_] M  [_] F
an IRA or SEP/IRA, the                                             (Month / Day / Year)
Plan must be listed as the
Beneficiary.                   If Beneficiary is a non-natural person, please indicate:

.. On an UTMA or UGMA           [_] Corporation      [_] Charity      [_] Revocable Trust      [_] Irrevocable Trust
account, the Minor's
estate must be the sole        Trust Date ________________________
Primary Beneficiary. A                      (Month / Day / Year)
Contingent Beneficiary is
not allowed                    B. Beneficiary
on an UTMA or UGMA.
                               [_] Primary        [_] Contingent        Percentage of Benefit
                                                                        ________ %

                               Name (First, Middle, Last Name)

                               ________________________________________________________________________________

                               Relationship to Owner

                               ________________________________________________________________________________

                               Social Security/Tax I.D. Number      Date of Birth              Gender

                               ______________________________      _____________________      [_] M  [_] F
                                                                   (Month / Day / Year)

                               C. Beneficiary

                               [_] Primary        [_] Contingent        Percentage of Benefit
                                                                        ________ %

                               Name (First, Middle, Last Name)

                               ________________________________________________________________________________

                               Relationship to Owner

                               ________________________________________________________________________________

                               Social Security/Tax I.D. Number      Date of Birth              Gender

                               ______________________________      _____________________      [_] M  [_] F
                                                                   (Month / Day / Year)

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                                 Page 3 of 10

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                        3. ANNUITY INFORMATION

                        A. Existing Annuity or Life Insurance Coverage

                        1. Do you have any existing Annuity or Life Insurance contracts?

                          [_] Yes [_] No

                        2. Will the Annuity being applied for replace (in whole or in part) one or more existing Annuity or Life
                           Insurance contracts?

                          If yes, complete and submit the required Regulation 60 paperwork.

                          [_] Yes [_] No

                        Company Name
                        _____________________________________________________________________________________
                        Policy or Annuity Number                                   Year Issued
                        ______________________________________                      __________

                        B. Purchase Payment

                        [_] Purchase Payment enclosed with Application Form. $ ___, _____, _____. ____

                        [_] This Annuity will be funded by a 1035 Exchange, a Tax Qualified Transfer/Rollover, a CD Transfer or
                            Mutual Fund Redemption.
                            Estimated Purchase Payment amount $ ___, _____, _____. ____

                        Source of Funds

                        [_] Non-Qualified         [_] Non-Qualified 1035 Exchange         [_] IRA Rollover

                        [_] IRA Transfer          [_] Direct Rollover         [_] Other ___________

                        C. Type of Plan Being Requested

                        [_] Non-Qualified      Qualified IRAs: [_] IRA   [_] Roth IRA   [_] SEP/IRA   [_] Roth Conversion

                                                               New Roth or IRA contribution for tax year __________

                                             Qualified Plans:  [_] 403(b)     [_] 401

                        D. Annuity Commencement Date

                        If the Annuity Date is not specified, it will be the later of the first day of the month following the
                        Annuitant's 95th birthday. An Annuity Date may not be specified that occurs within 1 year of the Annuity
                        Issue Date.

                        Date ____________________________
                                (Month / Day / Year)

If elected, additional 4. OPTIONAL RIDERS charges and investment restrictions may apply.
Please see the
Prospectus for
disclosures.

                        1. Living Benefits (ONLY ONE may be chosen.)

                        [_] Lifetime Five/1/                                 /1/Available for Annuities with a single natural
                        [_] Lifetime Five with Automatic Step-up/1/            Owner and single Annuitant who is the same as
                        _______________________________________                the Owner, or for Annuities with a non-natural
                                                                               Owner with a single Annuitant.

                        [_] Spousal Lifetime Five/2/                         /2/Available for Annuities with Co-Owners who are
                        [_] Spousal Lifetime Five with Automatic Step-up/2/    each other's Spouse, each other's primary
                        _______________________________________                Beneficiary, and the Designated Lives, or for
                        [_] Guaranteed Minimum Income Benefit (GMIB)/3,4/      Annuities with a single Owner and a single
                        _______________________________________                primary Beneficiary who is the Owner's Spouse
                                                                               and a Designated Life. Also, the Annuitant must
                                                                               be an Owner. Cannot be elected with the death
                                                                               benefit.

                        2. Death Benefit                                     /3/Benefit cannot be terminated once elected.

                        [_] Highest Anniversary Value/4/                     /4/GMIB and HAV may only be selected at issue of
                                                                               a new contract.
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                                 Page 4 of 10

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      4. OPTIONAL RIDER: DISCLOSURE INFORMATION (continued)

      Allocation Instructions

      We will not change or impose any additional restrictions on any investment options you have selected at the time of application until the time of any reset and unless we first gain approval from the Superintendent of
      Insurance.

      Investment allocation restrictions may apply to an optional Rider (the "benefit") you have chosen. If you are currently invested in any Sub-accounts not permitted under the benefit you have chosen, you must reallocate to those Sub-accounts that are permitted; otherwise there may be a delay in processing your request for election of the benefit. Any reallocation instructions will be effective once Pruco Life receives your instruction in good order, and your benefit will commence on the next business day.

      Please complete and review the variable investment allocations section of this application.

      A. Lifetime Five / Spousal Lifetime Five and Automatic Step-up

      Lifetime Five (LT5) Benefit Details

      . LT5 can only be elected where the Annuitant and the Owner/Participant are the same person; if the
        Owner/Participant is an entity, there can only be one Annuitant.

      . There can be no Contingent Annuitant.

      . The Annuitant must be 45 years of age or older at the time of election.

      . Any charge for this benefit is shown in the Schedule Supplement of the Rider. The cost of this benefit may increase, based on any reset.

      Spousal Lifetime Five (Spousal LT5) Benefit Details

      . Spousal LT5 can only be elected on Annuities with Co-Owners who are each other's Spouses and each other's primary Beneficiary, and where the Annuitant is the primary Owner, or on Annuities with a single Owner, who is the Annuitant, and a single primary Beneficiary who is the Owner's Spouse. NO
        ENTITY OWNERS ARE PERMITTED.

      . If Spousal LT5 is elected on an Annuity with Co-Owners, the Co-Owners will be considered Designated
        Lives for the purpose of this benefit.

      . If Spousal LT5 is elected on an Annuity with a single Owner, then the Owner and the Spouse
        Beneficiary will be considered Designated Lives for the purpose of this benefit.

      . Both Designated Lives must be at least 55 years of age upon election of Spousal LT5.

      . Designated Lives cannot be changed.

      . Any charge for this benefit is shown in the Schedule Supplement of the Rider. The cost of this benefit may increase, based on any reset.

      Additional Benefit Details for LT5 and Spousal LT5

      . There is no maximum age at which LT5 or Spousal LT5 can be elected.

      . Upon electing either LT5 or Spousal LT5, you must allocate and maintain 100% of your Account
        Value in one or more of the permitted asset allocation portfolios.

      . Additional Purchase Payments applied to the Annuity will be allocated to the asset allocation portfolios according the allocation percentages you choose. You may elect to have additional Purchase
        Payments allocated to one or more of the permitted asset allocation portfolios.

      . You cannot participate in a Dollar Cost Averaging program while enrolled in either the LT5 or Spousal
        LT5 benefits. Upon election of either benefit, Pruco Life will automatically terminate your enrollment in any
        Dollar Cost Averaging program.

      . Requests for partial withdrawals from the Annuity will be processed pro rata from the asset allocation portfolios you chose. If you would like all or a partial withdrawal to be taken from a specific investment selection, you must specify as part or your withdrawal request.

      . You can terminate LT5 and Spousal LT5 at any time.

      . Upon termination LT5 and Spousal LT5, you will not subsequently be permitted to elect either LT5 or
        Spousal LT5 for a period of 90 days after the date we receive your request to terminate the benefit. In addition, any such subsequent elections must be effective on an Annuity Anniversary. We will accept subsequent requests to elect LT5 or Spousal LT5 within a 30-day period prior to any Annuity
        Anniversary.

      . Generally, riders issued in qualified plans have limited usefulness because of limitations on the amount and timing of withdrawals. Required minimum distributions as calculated by Us will not reduce future
        Annual Income Amounts (or Annual Withdrawal Amounts for [Lifetime Five] only). However, for
        [Lifetime Five] they will result in a dollar-for-dollar reduction of the Protected Withdrawal Value and may reduce the duration the annual Withdrawal Amount may be received. Please contact your tax advisor before purchasing the Benefit so you can determine the potential impact of required minimum distributions on your plan.
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                                 Page 5 of 10

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     4. OPTIONAL RIDER: DISCLOSURE INFORMATION (continued)

     Automatic Step-up Rules for LT5 and Spousal LT5

     . If elected, Pruco Life will process an automatic Step up the on the 3rd Annuity Anniversary following your first withdrawal or most recent step up if 5% of your Account Value exceeds the Annual Income Amount by
       5% or more. Upon a Step-up, the Annual Income Amount, Annual Withdrawal Amount (LT5 only), and
       Protected Withdrawal Value (LT5 only) will all Step-up.

     . Upon an Auto Step-up, any program you may have established to provide payments of the Annual Income
       Amount (or Annual Withdrawal Amount for LT5 only) will not be automatically adjusted. You must provide any such changes to us In Writing.

     For complete disclosures about the Auto Step-up features, see the current prospectus.

     B. Guaranteed Minimum Income Benefit (GMIB)

     GMIB Benefit Details

     There are:

     . Age restrictions

     . Minimum Waiting Period

     . Limitations on the amount guaranteed, based on a "Cap"

     . Investment Limitations

     . This benefit is currently not available in conjunction with other optional living benefits.

     . Any charge for this benefit is shown in the Schedule Supplement of the Rider. The cost of this benefit may increase, based on any reset.

     . The Annuity will not continue once this benefit is in effect. Charges for this benefit will continue except as described in the Termination provision of the Rider, where conditions for termination are also described.

     . Withdrawals from your Annuity while the benefit is in effect may reduce the amount guaranteed.

     C. Highest Anniversary Value (HAV)

     HAV Benefit Details

     . This benefit provides a death benefit payment equal to the greater of the Annuity's basic death benefit or the Highest Anniversary Value, which is the highest Account Value on any Annuity Anniversary.

     . The benefit depends on whether death occurs before or after the death benefit Target Date, which is based on age.

     There are:

     . Age restrictions;

     . Investment limitations.

     . Withdrawals from your Annuity while the benefit is in effect will reduce the Highest Anniversary Value, as described in your Rider. Withdrawals will be subject to all other provisions of your Annuity, including application of any Contingent Deferred Sales Charge and Market Value Adjustment.

     . Withdrawals taken from an Annuity with this benefit may reduce the Guaranteed Amount.

     . Any charge for this benefit is shown in the Schedule Supplement of the Rider.

     . Upon termination by you, we will consider you to have elected to remain in any applicable asset allocation program then in effect unless you instruct us otherwise.
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                                 Page 6 of 10

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                         5. ALLOCATION INSTRUCTIONS

                         Indicate your Allocations using dollar amounts or whole number percentages only. These Allocations will be your Standing Allocations for additional remittances, unless additional instructions are received.
                         Special Programs may have specific sub-account restrictions. See program enrollment forms for additional details.

                         Total investments must equal 100%.

                         A. Fixed Investment Allocations

                         Fixed Rate
                         _______ 1 Year Fixed                                   _______ 6 Year Fixed
                         _______ 2 Year Fixed                                   _______ 7 Year Fixed
                         _______ 3 Year Fixed                                   _______ 8 Year Fixed
                         _______ 4 Year Fixed                                   _______ 9 Year Fixed
                         _______ 5 Year Fixed                                   _______ 10 Year Fixed

                         MVA Option
                         _______ 1 Year Fixed                                   _______ 6 Year Fixed
                         _______ 2 Year Fixed                                   _______ 7 Year Fixed
                         _______ 3 Year Fixed                                   _______ 8 Year Fixed
                         _______ 4 Year Fixed                                   _______ 9 Year Fixed
                         _______ 5 Year Fixed                                   _______ 10 Year Fixed

                         C. Variable Investment Allocations
                         % or $                                                 % or $
                         Asset Allocation/Balanced                              Mid Cap Growth
                         _____AST Aggressive Asset Allocation Portfolio         _____AST Goldman Sachs Mid-Cap Growth
                         _____AST American Century Strategic Balanced           _____AST Neuberger Berman Mid-Cap Growth
                         _____AST Global Allocation                             Mid Cap Value
                         _____AST T. Rowe Price Asset Allocation                _____AST Mid-Cap Value
                                                                                _____AST Neuberger Berman Mid-Cap Value
If you elect the       . _____AST Advanced Strategies Portfolio                 Small Cap Growth
LT5, Spousal LT5
Optional Riders, you
may only invest in a     _____AST Balanced Asset Allocation Portfolio           _____AST DeAM Small-Cap Growth
combination of these     _____AST Capital Growth Asset Allocation
seven Sub-accounts.           Portfolio                                         _____AST Federated Aggressive Growth
                         _____AST Conservative Asset Allocation Portfolio       _____AST Small-Cap Growth
These Sub-accounts may   _____AST First Trust Balanced Target Portfolio         Small Cap Value
be selected with or      _____AST First Trust Capital Appreciation Target
without election of any       Portfolio                                         _____AST DeAM Small-Cap Value
Optional Living Benefit. _____AST Preservation Asset Allocation Portfolio       _____AST Small-Cap Value
                         Large Cap Blend                                        International Equity
                         _____AST Alliance Bernstein Managed Index 500          _____AST LSV International Value
                         Large Cap Growth                                       _____AST MFS Global Equity
                         _____AST Goldman Sachs Concentrated Growth             _____AST JPMorgan International Equity
                         _____AST Marsico Capital Growth                        _____AST William Blair International Growth
                         _____AST MFS Growth                                    Fixed Income
                         _____AST T. Rowe Price Large-Cap Growth                _____AST High Yield Portfolio
                         _____ProFund VP Large-Cap Growth                       _____AST Lord Abbett Bond Debenture
                         Large Cap Value                                        _____AST Money Market
                         _____AST Alliance Bernstein Core Value                 _____AST PIMCO Limited Maturity Bond
                         _____AST Alliance Bernstein Growth & Income            _____AST PIMCO Total Return Bond
                         _____AST American Century Income & Growth              _____AST T. Rowe Price Global Bond
                         _____AST DeAM Large-Cap Value
                         _____AST Large-Cap Value

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                        6. OPTIONAL ADMINISTRATIVE PROGRAMS

                        The following optional programs are available:

                        To enroll in any of these programs, check the appropriate box and submit the Optional Program
                        Enrollment Form:

                        [_] Balanced Investment Program [_] Automatic Rebalancing Program [_] Dollar Cost Averaging (DCA)
                        Program

                        [_] To enroll in Systematic Withdrawals, check here and submit the Systematic Withdrawal Enrollment
                        Form.

                        [_] To enroll in Systematic Investment, check here and submit the Systematic Investment Enrollment
                        Form.

                        ---------------------------------------------------------------------------------------------------
If needed for:        . 7. ADDITIONAL INFORMATION

.. Annuity Replacement   _____________________________________________________________________________________
.. Beneficiaries
.. Contingent Annuitant  _____________________________________________________________________________________
.. Co-Owner
.. Entity Authorized     _____________________________________________________________________________________
  Individuals
.. Special Instructions  _____________________________________________________________________________________

                        _____________________________________________________________________________________

                        _____________________________________________________________________________________

                        _____________________________________________________________________________________

                        _____________________________________________________________________________________

                        _____________________________________________________________________________________

                        _____________________________________________________________________________________

                        _____________________________________________________________________________________

                        _____________________________________________________________________________________

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                       8. SIGNATURES
                       A. Agreement

For individual       . I represent to the best of my knowledge and belief that the statements made in this
applicants continue    application are true and complete; I have received a copy of the current applicable
to number 2 below.     prospectuses for the variable Annuity (which includes summary descriptions of the underlying investment options) and I understand that:

                       1. For entity owned Applications: In addition to the statements below, the entity's authorized individuals further certify that:

For Entity Owned     . A)Authorized individuals are signing on behalf of the entity purchasing this Annuity
Application, check       and are authorized and empowered by the entity to [_] independently or [_] collectively enter into
appropriate box.         contracts and financial transactions including but not limited to the purchase of this Annuity, make any subsequent withdrawals or surrenders and to exercise all ownership rights under the
                         Annuity in the entity's name; and

                       B)That the entity is duly organized and existing and in compliance with all laws and regulations; and

                       C)The entity will notify Pruco Life in writing of a change in or revocations of authorized individuals to act with respect to the Annuity and any changes in the entity's status which would cause any of the statements in this application to be incorrect or incomplete; and

                       D)Authorized individuals understand that the Annuity may be subject to tax treatment different from that of individually owned tax-deferred Annuities, that as a result the increases in the Annuity value during any Annuity year may be treated as ordinary income received and accrued by the Annuity Owner during that year end, if the entity deemed it necessary, it has consulted an independent tax and/or legal advisor for more information; and

                       E)The authorized individuals and the entity agree to indemnify Pruco Life, its affiliates and representatives for any and all damages, losses, claims, causes of action or other liability of any kind that may be asserted now or in future arising out of or related to any acts or omissions taken by Pruco Life upon my instructions and in reliance upon our representations to Pruco Life in connection with the Annuity owned by the entity.

Pruco Life           . If not previously specified that each authorized individual may act independently, we
reserves the right     will require all authorized individuals' signature to process transactions on the Annuity.
to require additional  If additional space is required for the names and signatures of authorized individuals,
corporate documents.   please attach a separate page.

                       2. I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one Annuity for tax purposes.

                       Annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount;

                       This variable Annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs;

                       Amounts allocated to an MVA Option will be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA
                       Option's Maturity Date. A Market Value Adjustment may result in either an upward or downward adjustment to the value. There is no Market Value Adjustment at death

                       e-Documents: If checked in Section 1B and e-mail address is supplied, I consent to viewing documents pertaining to all accounts electronically. I understand that I will no longer receive paper documents until I specifically revoke this consent.

                       Owner's Tax Certification (Substitute W-9)

                       Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

                       [_] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

For definitions, see . The Internal Revenue Service does not require your consent to any provision
Definitions and        of this document other than the certifications required to avoid backup withholding.
Disclosures.

       Required        State where signed: ___  (Required. If application is signed in a state other than the Owner's state of residence, a Contract Situs Form may be required.)

      Sign Here        Owner:     X___________________________                       Date: ___________________________
                                                                                             (Month / Day / Year)

      Sign Here        Co-Owner:  X___________________________                       Date: ___________________________
                                                                                             (Month / Day / Year)

      Sign Here        Annuitant: X_____________________________                     Date: ___________________________
                       (If different                                                         (Month / Day / Year)
                       from Owner)
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                9. FINANCIAL PROFESSIONAL INFORMATION

                A. Financial Professional

                Financial Professional Name (First, Middle, Last Name)

                ________________________________________________________________________________________

                Pruco Life Agent ID Number

                ________________________________________________________________________________________

                Telephone Number                   e-mail

                ____________________________       _____________________________________________________

                Percent

                __________

                B. Financial Professional

                Financial Professional Name (First, Middle, Last Name)

                _______________________________________________________________________________________

                Pruco Life Agent ID Number

                Telephone Number                   e-mail

                ____________________________       ____________________________________________________

                Percent

                __________

                C. Broker/Dealer

                Broker/Dealer Name

                _______________________________________________________________________________________

Required        D. Required Questions

                1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
                  [_] Yes  [_] No

                2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
                  [_] Yes  [_] No

                Financial Professional (FP) Statement

                I am authorized and/or appointed to sell this Annuity. I have fully discussed and explained the Annuity features and charges to the Owner, including restrictions. I believe this Annuity is suitable given the Owner's investment time horizon, goals and objectives. I represent that I have used only Pruco Life approved sales material and have left copies of all sales materials with the applicant. I acknowledge that Pruco Life will rely on this statement.

Sign Here       FP Signature:  X___________________________________   Date: ______________________
                                                                              (Month / Day / Year)

Sign Here       FP Signature:  X___________________________________   Date: ______________________
                                                                              (Month / Day / Year)

Please Select   For Financial Professional Use Only. Please contact your home office with any questions.
                [_] Option A    [_] Option B    [_] Option Double B    [_] Option C
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                                 Page 10 of 10

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DEFINITIONS AND DISCLOSURES

The following notices, definitions and disclosures are appended to and become a part of this Application. You are advised to consult the prospectus of Annuity for explanations of any of the terms used, or contact Pruco Life with any questions.

BENEFICIARIES

..   The Owner reserves the right to change the Beneficiary unless the Owner notifies Pruco Life In Writing that the Beneficiary designation is irrevocable.

..   If an Attorney-in-Fact signs the enrollment, the Attorney-in-Fact may only be designated as a Beneficiary if the Power-of-Attorney instrument and the relevant state law permit it.

CHARITABLE TRUSTS

Charitable trusts are not eligible for "tax-free" exchanges under Internal Revenue Code Section 1035. Charitable Trusts are generally exempt from income tax, so in many instances there will be no tax consequences associated with this transaction. However, certain types of trusts (particularly "Net Income Charitable Remainder Unitrust" with "make up" provisions or "NIMCRUTS") may contain provisions which could trigger adverse tax consequences as a result of this transaction. Consult your tax advisor to determine if the transfer, assignment and surrender of the trust will cause adverse tax consequences for the charitable trust or its Beneficiaries.

DEATH BENEFIT

Death benefit proceeds are payable in equal shares to the surviving Beneficiaries in the appropriate Beneficiary class unless you request otherwise.

The death benefit under Pruco Life Annuities becomes payable to the designated Beneficiary (eg.) upon first death of any Owner. For Entity-Owned Annuities, the death benefit is paid upon the death of the Annuitant unless a Contingent Annuitant has been named.

e-DOCUMENTS

If the e-Documents service is elected, the Owner(s) will not receive paper documents, unless paper documents are specifically requested. You must include the e-mail address of the Owner(s) who will be notified by e-mail when documents are available for viewing on the Pruco Life Web site. You may update your subscription information, change your e-mail address, and revoke consent or obtain a paper copy of any document by contacting Pruco Life Customer Service at 1-800-752-6342 or by e-mail at service@prudential.com. The availability of certain e-Documents may be subject to change. Pruco Life will notify you regarding changes to the types of documents offered electronically for viewing.

Consent will be withdrawn upon due proof of your death if all of your accounts are fully surrendered or when you notify us that you are revoking your consent to e-Documents service.

IRS CODE 72(u)

Section of the Internal Revenue Code that provides that if an Annuity contract is owned by an entity which is not natural person, then that contract is generally not eligible for the benefit of tax deferral afforded to Annuity contracts and must include the increase in value in contract in income on an annual basis. An exemption is provided for an Annuity contract held by a trust or other entity which holds the Annuity contract as an agent for a natural person.

IRS CODE 501

Section of the Internal Revenue Code that generally exempts certain corporations and trusts from federal income tax. This exemption covers charitable organizations.

OWNER OF ANNUITY

The term "Owner" may be referred to as "Participant" in your Annuity. In these forms, for simplicity, the Participant is referred to as Owner.

WITHHOLDING STATEMENT

Federal and some state laws require that Pruco Life withhold income tax from certain cash distributions, unless the recipient requests that we not withhold. You may not opt out of withholding unless you have provided Pruco Life with a U.S. residence address and a Social Security Number/Taxpayer Identification Number.

If you request a distribution that is subject to withholding and do not inform us in writing NOT to withhold Federal Income Tax before the date payment must be made, the legal requirements are for us to withhold tax from such payment.

If you elect not to have tax withheld from a distribution or if the amount of Federal Income Tax withheld is insufficient, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding estimated tax payments are not sufficient. For this purpose you may wish to consult with your tax advisor.

Some states have enacted state tax withholding. Generally, however, an election out of Federal withholding is an election out of state withholding.